Legg Mason Partners Investors Value Fund (the “Fund”)

a series of Legg Mason Partners Equity Trust

Supplement Dated August 15, 2007

to Prospectus and Statement of Additional Information dated April 16, 2007

The following information supplements the Prospectus and Statement of Additional Information for the Fund and supersedes any contrary information:

The Fund currently offers four share classes: Class A, Class B, Class C and Class O shares. Additional purchases of Class O shares are available only to those shareholders who held Class O shares prior to November 20, 2006. The Fund will continue to offer Class A, Class B, Class C and Class O shares on an ongoing basis, except that Class O shares will be re-designated as of the close of business on August 17, 2007 as further described below and purchases will no longer be restricted to existing investors.

Effective as of the close of business on August 17, 2007, all of the outstanding Class I shares of the Fund will automatically convert to Class O shares of the Fund at net asset value and Class O shares will be re-designated as Class I shares and will be subject to the minimum investment requirements, exchange, pricing and other features of Class I shares as described in the prospectus.

The newly re-designated Class I shares represent an interest in the same pool of assets as the former Class I and Class O shares, and have the same investment objective and portfolio managers. The prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of the Class I shares. For a copy of the prospectus, please call your Service Agent or go to www.leggmason.com/InvestorServices and click on the Fund.

Shareholders will receive newly re-designated Class I shares with the same dollar value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. The conversion will be tax-free—no capital gain or loss will be recognized upon the conversion of shares. The newly re-designated Class I shares received in connection with the conversion will not be subject to any contingent deferred sales charge, but will be subject to the ongoing fees and expenses associated with the newly re-designated Class I shares, and may be exchanged for Class I shares of Legg Mason Partners funds available for exchange at net asset value. Any shareholder rights or privileges associated with your investment will remain unchanged.

The inception date, performance history and expense waivers/reimbursements of the Fund’s former Class O shares will be maintained when the Class O shares are re-designated as Class I shares. Management has contractually agreed to waive fees and/or reimburse expenses (other than brokerage commissions, taxes and extraordinary expenses) to limit total annual operating expenses to 0.56% for Class O shares until May 1, 2008.

Shareholders who currently own Class I shares, but who do not wish to have their shares automatically converted to the newly re-designated Class I shares, should contact their Service Agent prior to the close of business on August 17, 2007. In that case, the former Class I shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order in cash. Shareholders will not be subject to any contingent deferred sales charges or other sales charges or fees at the time of redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Class I shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Legg Mason Partners fund that is available for exchange, as long as the exchange is initiated prior to the close of business on August 17, 2007. Of course, shareholders may redeem their shares at any time.

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